UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2018

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b— 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On January 25, 2018, the Board of Directors of Hilltop Holdings Inc., or the Company, amended and restated the Company’s bylaws to, among other things, address recent developments in corporate governance and to make certain other technical, conforming and clarifying changes.  Among the changes effected by the amendment and restatement are the following:

•                  a reduction in the maximum number of directors of the Company from 21 to 20;

•                  the addition of a provision providing stockholders the right to amend the Company’s bylaws by unanimous written consent;

•                  the reduction in the ownership threshold required to call a special meeting of the stockholders with respect to any matter from a majority of all the votes entitled to be cast on such matter at such meeting to 15% of all the votes entitled to be cast on such matter at such meeting;

•                  the addition of a requirement that stockholders seeking to call a special meeting must have continuously held the required ownership threshold for a period of one year as of the record date fixed to determine who may call such special meeting;

•                  the expansion of information required to be provided by stockholders calling a special meeting;

•                  the addition of restrictions on the ability for stockholders to call multiple special meetings relating to a similar item;

•                  clarifications to the advance notice deadline for stockholder proposals to be brought at any annual or special meeting of stockholders;

•                  clarifications to the provision governing when annual and regular meetings of the Board of Directors of the Company may be held;

•                  clarifications to the provision governing compensation of directors;

•                  clarifications to the provisions governing officers of the Company;

•                  clarifications to the provisions governing indemnification by the Company, including the advancement of expenses and the procedure for making indemnification claims and Company determinations with respect to such indemnification; and

•                  the addition of an provision designating any state court located in the State of Maryland (or if no state court located within the State of Maryland has jurisdiction, the federal district court for the District of Maryland) as the exclusive forum for certain legal actions unless the Company consents in writing to the selection of an alternative forum.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Company’s Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

3.2	Third Amended and Restated Bylaws of Hilltop Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: January 31, 2018	By:	/s/ COREY G. PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President,
General Counsel & Secretary